SUPPLEMENT DATED SEPTEMBER 23, 2024

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2024

FOR PSF AVANTIS BALANCED ALLOCATION PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2024, for PSF Avantis Balanced Allocation Portfolio (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

At a meeting held on September 18, 2024, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the redesignation of Class D shares to Class I shares and the termination of the Class D Distribution and Service Plan effective May 1, 2025. As a result, effective May 1, 2025, all references to “Class D” in the Prospectus will be deleted and replaced with “Class I.” The PSF Avantis Balanced Allocation Portfolio is the only series of the Trust that offers Class D shares. The current waiver for the PSF Avantis Balanced Allocation Portfolio, which is effective through April 30, 2024, will not be renewed.

Form No. 15-54117-00

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